UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            Form 8-K


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


 Date of Report (Date of Earliest Event Reported) March 6, 2000


                Commission file Number 000-28713

                    ROYAL ACQUISITIONS, INC.
     (Exact Name of Registrant as Specified in its Charter)



Nevada                                    88-0443120
(State of other jurisdiction of           (I.R.S. Employer
incorporation or organization)            Identification Number)



1850 E. Flamingo Rd., #111
Las Vegas, NV                             89119
(Address of principal executive offices)  (Zip Code)




                         (714) 866-5836
        (Registrant's Executive Office Telephone Number)


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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

     Pursuant to an Acquisition Agreement and Plan of Merger (the "Merger Agreement") dated as of March 1, 2000 between zebramart.Com, Inc. ("ZMRT"), a Nevada corporation, and Royal Acquisitions, Inc. ("RAI"), a Nevada corporation, all the outstanding shares of common stock of RAI were exchanged for 2,000,000 shares of 144 restricted common stock of ZMRT in a transaction in which ZMRT was the successor corporation.

     A copy of the Merger Agreement and Certificate of Merger are filed as exhibits to this Form 8-K and are incorporated in their entirety herein.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     The consideration exchanged pursuant to the Merger Agreement was negotiated between ZMRT and RAI

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5.   OTHER EVENTS

Not applicable.

ITEM 6.   RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

The Officers and Directors of the successor corporation will remain the same.

ITEM 7.   FINANCIAL STATEMENTS

     No financial statements are filed herewith. The Registrant shall file financial statements by amendment hereto not later than 60 days after the date that this Current Report on Form 8-K must be filed.

ITEM 8.   CHANGE IN FISCAL YEAR

Not applicable.

EXHIBITS

1.1* Agreement and Plan of Merger between zebramart.Com, Inc and Royal Acquisitions, Inc.

1.2* Certificate of Merger between zebramart.Com, Inc and Royal
     Acquisitions, Inc.

1.3* Unanimous consent of Stockholders
______
*Filed herewith

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form
8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ROYAL ACQUISITIONS, INC.

                                  By /s/ Anthony DeMint
                                    Anthony N. DeMint, President


Date: March 6, 2000